Exhibit 99.2

FEDERAL HOME LIFE INSURANCE COMPANY AND SUBSIDIARIES

Unaudited Condensed Consolidated Financial Statements

As of and for the Nine Months Ended September 30, 2006 and 2005

Federal Home Life Insurance Company and Subsidiaries

Condensed Consolidated Financial Statements

FEDERAL HOME LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Amounts in millions)

(Unaudited)

	Nine months ended September 30,
	2006	2005
Revenues:
Premiums	$774.6	$737.3
Net investment income	506.4	451.1
Net investment gains (losses)	4.0	(5.8)
Policy fees and other income	123.9	128.0

Total revenues	1,408.9	1,310.6

Benefits and expenses:
Benefits and other changes in policy reserves	687.5	696.3
Interest credited	140.8	139.5
Acquisition and operating expenses, net of deferrals	148.5	103.6
Amortization of deferred acquisition costs and intangibles	15.0	74.0
Interest expense	92.4	31.1

Total benefits and expenses	1,084.2	1,044.5

Income before income taxes	324.7	266.1
Provision for income taxes	115.4	90.4

Net income	$209.3	$175.7

See Notes to Condensed Consolidated Financial Statements

FEDERAL HOME LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in millions, except share amounts)

	September 30, 2006	December 31, 2005
	(Unaudited)
Assets
Investments:
Fixed maturity securities available-for-sale, at fair value	$9,257.8	$8,300.2
Equity securities available-for-sale, at fair value	8.5	9.8
Commercial mortgage loans	1,692.6	1,638.1
Policy loans	314.2	313.2
Other invested assets ($146.6 and $151.6 restricted)	407.1	576.0

Total investments	11,680.2	10,837.3
Cash and cash equivalents	408.0	211.0
Accrued investment income	109.6	95.8
Deferred acquisition costs	2,157.7	1,828.5
Goodwill	471.2	471.2
Intangible assets	412.6	431.5
Reinsurance recoverable	7,815.3	7,879.6
Other assets	343.8	391.8

Total assets	$23,398.4	$22,146.7

Liabilities and stockholder’s equity
Liabilities:
Future annuity and contract benefits	$15,386.6	$15,241.5
Liability for policy and contract claims	195.5	240.0
Other policyholder liabilities	73.2	39.7
Other liabilities ($150.9 and $153.8 restricted)	797.4	917.8
Deferred income tax liability	846.8	800.0
Non-recourse funding obligations	2,450.0	1,400.0

Total liabilities	19,749.5	18,639.0

Commitments and contingencies
Stockholder’s equity:
Common stock ($100 par value, 530,125 shares authorized, 219,821 shares issued and outstanding)	22.0	22.0
Additional paid-in capital	3,203.2	3,203.2

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses)	6.1	71.6
Derivatives qualifying as hedges	(0.3)	(0.2)
Additional minimum pension liability	(3.3)	(3.3)

Total accumulated other comprehensive income (loss)	2.5	68.1
Retained earnings	421.2	214.4

Total stockholder’s equity	3,648.9	3,507.7

Total liabilities and stockholder’s equity	$23,398.4	$22,146.7

See Notes to Condensed Consolidated Financial Statements

FEDERAL HOME LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(Amounts in millions)

(Unaudited)

	Common stock	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total stockholder’s equity
Balances as of December 31, 2004	$22.0	$3,208.2	$125.4	$92.1	$3,447.7
Comprehensive income (loss):
Net income	—	—	—	175.7	175.7
Net unrealized gains (losses) on investment securities	—	—	(16.6)	—	(16.6)
Derivatives qualifying as hedges	—	—	0.2	—	0.2

Total comprehensive income (loss)					159.3
Dividends to stockholder	—	—	—	(116.0)	(116.0)

Balances as of September 30, 2005	$22.0	$3,208.2	$109.0	$151.8	$3,491.0

	Common stock	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total stockholder’s equity
Balances as of December 31, 2005	$22.0	$3,203.2	$68.1	$214.4	$3,507.7
Comprehensive income (loss):
Net income	—	—	—	209.3	209.3
Net unrealized gains (losses) on investment securities	—	—	(65.5)	—	(65.5)
Derivatives qualifying as hedges	—	—	(0.1)	—	(0.1)

Total comprehensive income (loss)					143.7
Other transactions with stockholder	—	—	—	(2.5)	(2.5)

Balances as of September 30, 2006	$22.0	$3,203.2	$2.5	$421.2	$3,648.9

See Notes to Condensed Consolidated Financial Statements

FEDERAL HOME LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in millions)

(Unaudited)

	Nine months ended September 30,
	2006	2005
Cash flows from operating activities:
Net income	$209.3	$175.7
Adjustments to reconcile net income to net cash from operating activities:
Change in future policy benefits	214.5	175.6
Net investment (gains) losses	(4.0)	5.8
Amortization of investment premiums and discounts	(4.9)	(4.5)
Acquisition costs deferred	(237.5)	(206.4)
Amortization of deferred acquisition costs and intangibles	15.0	74.0
Deferred income taxes	81.9	1.4
Change in certain assets:
Decrease (increase) in:
Accrued investment income	(13.8)	5.3
Other, net	31.5	256.8
Change in certain liabilities:
Increase (decrease) in:
Policy and contract claims	(28.2)	(36.0)
Other policyholder liabilities	33.5	(100.6)
Other liabilities	85.0	(189.7)

Net cash from operating activities	382.3	157.4

Cash flows from investing activities:
Proceeds from sales and maturities of investment securities and other invested assets	1,252.4	1,181.2
Principal collected on commercial mortgage loans	39.9	119.1
Purchases of investment securities and other invested assets	(2,353.4)	(1,751.2)
Commercial mortgage loan originations	(91.6)	(356.4)
Short-term investment activity, net	(2.0)	(8.3)
Policy loans, net	(1.0)	3.6

Net cash from investing activities	(1,155.7)	(812.0)

Cash flows from financing activities:
Proceeds from issuance of investment contracts	696.3	654.4
Redemption and benefit payments on investment contracts	(784.6)	(685.9)
Proceeds from secured borrowing from affiliate	—	9.6
Proceeds from short-term borrowings and other, net	351.9	467.2
Payments on short-term borrowings	(343.2)	(484.6)
Proceeds from issuance of non-recourse funding obligations	1,050.0	500.0
Cash dividends to stockholder	—	(116.0)

Net cash from financing activities	970.4	344.7

Net change in cash and cash equivalents	197.0	(309.9)
Cash and cash equivalents at beginning of period	211.0	456.0

Cash and cash equivalents at end of period	$408.0	$146.1

See Notes to Condensed Consolidated Financial Statements

FEDERAL HOME LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1. Basis of Presentation

The accompanying condensed consolidated financial statements include the historical operations and accounts of Federal Home Life Insurance Company (the “Company,” “we,” “us,” or “our” unless context otherwise requires) and our subsidiaries which include First Colony Life Insurance Company (“FCL”), American Mayflower Life Insurance Company of New York (“AML”), Jamestown Life Insurance Company (“Jamestown”), River Lake Insurance Company (“River Lake I”), River Lake Insurance Company II (“River Lake II”) and River Lake Insurance Company III (“River Lake III”). All significant intercompany accounts and transactions have been eliminated in consolidation.

We are a stock life insurance company organized in 1910 operating under a charter granted by the Commonwealth of Virginia. The Company is a wholly –owned subsidiary of Genworth Life Insurance Company (“GLIC”), formerly known as General Electric Capital Assurance Company.

On December 18, 2006, Articles of Merger were filed on behalf of the Company and FCL with the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia for the mergers of the Company and FCL into Genworth Life and Annuity Insurance Company (“GLAIC”), an affiliate of the Company. GLAIC would be the surviving entity (“GLAIC Merged”). FCL and GLAIC are both stock life insurance companies operating under charters granted by the Commonwealth of Virginia. These mergers were consummated effective January 1, 2007.

Upon consummation of the mergers involving the Company and FCL, GLAIC Merged transferred its ownership of AML to Genworth Life Insurance Company of New York (“GLICNY”), an affiliate, in exchange for a non-majority ownership interest in GLICNY. Upon transfer, AML merged into GLICNY, with GLICNY being the surviving entity. These mergers are part of the continuing efforts of Genworth, our ultimate parent company, to simplify its operations, reduce its costs, and build its brand. As a result of the mergers, the financial statements of GLAIC will be restated as if the mergers were effective for all periods and will be accounted for as a pooling of interests for entities under common control as the Company, FCL, AML and GLAIC are all wholly-owned subsidiaries of Genworth Financial, Inc.

The accompanying condensed consolidated financial statements are unaudited and have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Preparing financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates. These condensed consolidated financial statements include all adjustments (consisting of normal recurring accruals) considered necessary by management to present a fair statement of the financial position, results of operations, and cash flow for the periods presented. The results reported in these condensed consolidated financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year.

2. Accounting Pronouncements

Recently adopted

As of January 1, 2006, we adopted Statement of Financial Accounting Standards (“SFAS”) No. 155, Accounting for Certain Hybrid Financial Instruments. SFAS No. 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS No. 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (iv) eliminates the prohibition on a qualifying special-purpose entity (“QSPE”) from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. Adoption of SFAS No. 155 did not have a material impact on our condensed consolidated financial statements.

Not yet adopted

In September 2005, the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. This statement provides guidance on accounting for deferred acquisition costs and other balances on an

FEDERAL HOME LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

(Unaudited)

internal replacement, defined broadly as a modification in product benefits, features, rights or coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to an existing contract, or by the election of a benefit, feature, right, or coverage within an existing contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The insurance industry has identified several implementation issues during their evaluation of SOP 05-1. An expert panel has been formed by the AICPA to evaluate certain of these interpretive issues that insurance companies are facing in their implementation. Due to the nature of the interpretative issues being reviewed by the expert panel, we continue to evaluate the impact of the SOP 05-1. Based on our current interpretation, we do not expect the adoption of this standard to have a material impact on our consolidated results of operations and financial postiton. Depending upon the outcome of the evaluation of the interpretive issues by the expert panel, our current interpretation could change.

In July 2006, Financial Accounting Standards Board (“FASB”) Interpretation (“FIN”) No. 48, Accounting for Uncertainty in Income Taxes, was issued. This guidance clarifies what criteria must be met prior to recognition of the financial statement benefit of a position taken in a tax return. Additionally, it applies to the recognition and measurement of income tax uncertainties resulting from a purchase business combination. This guidance is effective for fiscal years beginning after December 15, 2006. We are currently evaluating the impact FIN No. 48 will have on our consolidated results of operations and financial position.

In September 2006, FASB issued SFAS No. 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 is effective prospectively with a limited form of retrospective application for fiscal years beginning after November 15, 2007 with early adoption encouraged. We are currently evaluating the impact that SFAS No. 157 will have on our consolidated results of operations and financial position.

3. Non-recourse Funding Obligations

On January 20, 2006, River Lake III, a special purpose financial captive insurance company wholly owned by FCL, issued $750.0 million in aggregate principal amount of floating rate surplus notes due 2036 (the “RL III Notes”). River Lake III has received regulatory approval to issue additional series of its floating rate surplus notes up to an aggregate amount of $1.2 billion (including the RL III Notes) but is under no obligation to do so.

On September 22, 2006, River Lake I issued $300.0 million in aggregate principal amount of floating rate surplus notes due 2033 (the “RL I Notes”) and has issued an aggregate of $1.1 billion to date (including the RL I Notes). Despite having additional capacity, River Lake I does not expect to issue any additional notes.

We have also issued non-recourse funding obligations in connection with our capital management strategy related to our universal life business. On October 24, 2006, Rivermont Life Insurance Company I (“Rivermont I”), a newly formed special purpose financial captive insurance company wholly owned by FCL, issued $315.0 million in aggregate principal amount of floating rate surplus notes due 2050 (the “Rivermont I Notes”). Rivermont I has received regulatory approval to issue additional series of its floating rate surplus notes up to an aggregate principal amount of $475.0 million (including the Rivermont I Notes), but is under no obligation to do so. The Rivermont I Notes are direct financial obligations of Rivermont I and are not guaranteed by FCL or Genworth.

Rivermont I will pay interest on the principal amount of the Rivermont I Notes on a monthly basis, subject to regulatory approval. Any payment of principal of, including by redemption, or interest on the Rivermont I Notes may only be made with the prior approval of the Director in accordance with the terms of its licensing order and in accordance with applicable law. The holders of the Rivermont I Notes have no rights to accelerate payment of principal of the Rivermont I Notes under any circumstances, including without limitation, for nonpayment or breach of any covenant. Rivermont I reserves the right to repay the Rivermont I Notes at any time, subject to the terms of the Rivermont I Notes and prior regulatory approval.

FEDERAL HOME LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

(Unaudited)

On December 4, 2006, River Lake Insurance Company IV (“River Lake IV”), a special purpose financial captive insurance company wholly owned by FCL, was incorporated. River Lake IV and FCL entered into a reinsurance agreement effective October 1, 2006 whereby FCL will cede to River Lake IV term life insurance on an indemnity coinsurance basis. On December 6, 2006, River Lake IV entered into a capital support agreement with Genworth to provide capital to River Lake IV in amounts up to $300.0 million to fund the reserves River Lake IV will assume from FCL.

4. Segment Information

We conduct our operations in three business segments: (1) Protection, which includes term life and universal life insurance; (2) Retirement Income and Investments, which includes deferred annuities, immediate annuities and structured settlement annuities; and (3) Corporate and Other, which includes unallocated net investment gains (losses), corporate income, expenses and income taxes.

In 2006, we began to allocate net investment gains (losses) from our Corporate and Other segment to our Retirement Income and Investments and Protection segments using an approach based principally upon the investment portfolio established to support each of those segments’ products and targeted capital levels.

Prior to 2006, all net investment gains (losses) were recorded in the Corporate and Other segment and were not reflected in the results of any of our other segments.

We use the same accounting policies and procedures to measure segment income and assets as our consolidated net income and assets. Segment income represents the basis on which the performance of our business is assessed by management.

The following is a summary of segment activity for the periods presented:

	Nine months ended September 30,
(Amounts in millions)	2006	2005
Revenues
Protection	$972.0	$799.4
Retirement Income and Investments	406.3	470.4
Corporate and Other	30.6	40.8

Total revenues	$1,408.9	$1,310.6

Income (loss) before income taxes
Protection	$282.9	$225.8
Retirement Income and Investments	25.1	21.5
Corporate and Other	16.7	18.8

Income (loss) before income taxes	$324.7	$266.1

The following is a summary of total assets by operating segment as of:

(Amounts in millions)	September 30, 2006	December 31, 2005
Assets
Protection	$11,479.5	$9,990.3
Retirement Income and Investments	10,966.6	11,021.2
Corporate and Other	952.3	1,135.2

Total assets	$23,398.4	$22,146.7

FEDERAL HOME LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

(Unaudited)

5. Contingencies

We face a significant risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages, which may remain unknown for substantial periods of time. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition or results of operations. At this time, it is not feasible to predict or determine the ultimate outcomes of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses.

6. Subsequent Events

As of November 1, 2006, FCL’s sponsorship of the defined benefit pension plan (the “Plan”) subject to the provisions of the Employee Retirement Income Security Act of 1974 as amended (“ERISA”) was transferred to GNA Corporation, an affiliate. Costs associated with the Plan will continue to be allocated based on existing affiliate cost-sharing agreements.

In December 2006, we declared and paid a cash dividend of $450.0 million.